                                                                    Exhibit 10.1

                               INDIGO ENERY, INC.
                             2001 STOCK OPTION PLAN

1 PURPOSE. This 2001 Qualified and Non-Qualified Stock Option Plan (the "Plan") of the Indigo Energy, Inc. (the "Company") is established to provide equity incentives to: (i) employees, including officers, whether or not they are members of the board of directors of the Company; (ii) certain non-employee members of the board of directors of the Company: and (iii) "Other Eligible Persons" (as defined below), and to provide a means through which the Company may attract able persons to serve the Company, by granting such persons options to purchase shares of stock of the Company.

2 SHARES AND TYPES OF OPTIONS. The shares of stock of the Company that may be purchased upon exercise of options granted under this Plan (the "Shares") are shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Options granted under this Plan shall be: (i) "Incentive Stock Option" or "ISO" to purchase Shares granted herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code; or (ii) "Nonqualified Stock Option" or "NQSO" to purchase Shares granted herein, which is not intended to be an Incentive Stock Option. Both Incentive Stock Options and Nonqualified Stock Options may herein be collectively referred to as "Option" and/or "Options."

3 NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 1,200,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however, that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

4 ADMINISTRATION. The Plan will be administered by the Company's board of directors (the "Board") or a committee appointed by the Board (the "Committee") (collectively may be referred to herein as the Board"). For purposes of this Plan and any stock option agreement, any action taken with respect to this Plan or any stock option agreement by the Committee will be binding in the same manner as if such action were taken by the Board. The interpretation and construction by the Board of any term or provision of the Plan, stock option agreement or of any Option granted under it, including without limitation any determination of adjustments required pursuant to Section 6 hereof, will be conclusive, and such interpretation and construction will be binding upon all those who hold or are eligible to receive Options under the Plan. The Board may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form of the instruments evidencing any Option granted under this Plan. Subject to the provisions of this Plan, the Board will have full and final authority in its discretion to select the directors to be granted Options, to authorize granting such Options and to determine the number of Shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

5 ELIGIBILITY AND AWARD FORMULA.

5.1 ELIGIBILITY:.

         5.1.1 Only "Employees" shall be eligible to receive Incentive Stock Options. "Employee" shall mean: (i) any officer or employee of the Company (including those employees on a temporary leave of absence by the Company); or
(ii) any person who has received and accepted an offer of employment from the Company.

         5.1.2 The following persons shall be eligible to receive Nonqualified Stock Options: (i) all directors of the Company who are not current employees of the Company ("Non Employee Directors"); or (ii) "Other Eligible Persons" including, but not limited to: any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Board. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (i) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (ii) the Corporation's compliance with any other applicable laws.

         5.1.3 Employee, Non Employee Directors or Other Eligible Persons may herein be collectively referred to as "Optionee"

5.2 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Non Employee Directors or Other Eligible Persons at any time and from time to time as shall be determined by the Board. However, only Employees are eligible to receive Incentive Stock Options and no employee may receive an Incentive Stock Options that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds one hundred thousand dollars ($100,000). The maximum number of Shares subject to Incentive Stock Option granted to any eligible individual participant in any calendar year shall be 150,000 Shares. The Board shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Optionee. Nothing in this Article 5 shall be deemed to prevent the grant of NQSOs in excess of the maximum amount established by
Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

6 TERMS AND CONDITIONS OF OPTIONS. Subject to the following and Section 5 above:

         6.1 STOCK OPTION AGREEMENT. Each Option granted under this Plan will be evidenced by a stock option agreement (the "Stock Option Agreement"). All forms of the Stock Option Agreement will contain such provisions, restrictions, and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan will be incorporated by reference in each Stock Option Agreement. Options granted under this Plan will contain such other terms and provisions as the Board may authorize, including but not limited to:

        (i)     vesting schedules governing the exercisability of such Options;

        (ii) provisions for acceleration of such vesting schedules in certain events;

        (iii) arrangements whereby the Company may fulfill any tax withholding obligations it may have in connection with the exercise of such Options;

        (iv) provisions imposing restrictions upon the transferability of shares of Common Stock acquired on exercise of such Option, whether required by this Plan or applicable securities laws or imposed for other reasons; and

        (v) provisions regarding the termination or survival of any such Option upon the Optionee's death, retirement or other terminations of service and the extent, if any, to which any such Option may be exercised after such event.

         6.2 EXERCISE PRICE. The exercise price of an Option shall be 100% of the Fair Market Value (as defined in Section 15 herein) of the Shares on the date of which the Option is granted. An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company shall have an exercise price which is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Option.

         6.3 CESSATION OF SERVICE. Upon cessation of services provided by Optionee (for reasons other than death or termination for cause), only those Options immediately exercisable at the date of cessation of service shall be exercisable by the Optionee. Such Options must be exercised within sixty (60) days of cessation of service (but in no event after the expiration of the Option Period) or they shall be forfeited. In the event that an Employee or any director is removed from office for cause, which shall mean conduct amounting to fraud, dishonesty or negligence in the performance of its respective duties, in the opinion of the Board, the right to exercise an Option shall automatically terminate on the date of removal. The Board shall have the sole discretion, subject to the requirements of the Plan, to determine when a cessation of services as occurred with respect to any Optionee.

                  6.3.1 DEATH. Upon the death of an Optionee, only those Options which were exercisable on the date of death shall be exercisable by his/her legal representatives or heirs. Such Options must be exercised within one (1) year from date of death (but in no event after the expiration of the Option Period) or they shall be forfeited.

7 EXERCISE OF OPTIONS.

         7.1 EXERCISE. An Option granted under this Plan may be exercised, at any time or from time to time, as to any or all full Shares as to which the Option has become exercisable until the expiration of the Option Period by the delivery to the Company, at its principal place of business, as set forth in the Stock Option Agreement, of (i) written notice of exercise in the form specified by the Board specifying the number of Shares of Common Stock with respect to which the Option is being exercised and signed by the person exercising the Option as provided herein; (ii) payment of the Option Exercise Price; and (iii) payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the Option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the Shares of Common Stock purchased. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Board or the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         7.2 DURATION OF OPTIONS. Each Option shall expire at such time as the Board shall determine at the time of the grant, provided however, that no Incentive Stock Option shall be exercisable later than the tenth (10th) anniversary date of its grant. An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company shall not be exercisable after the expiration of five (5) years from the anniversary date of its grant.

         7.3 PAYMENT. Payment for the Shares purchased upon exercise of an Option may be made in cash or by check.

         7.4 LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Option, the grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation: (i) an Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws, as they are in effect on the date of exercise; (ii) the Board may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable; and (iii) compliance with Rule 16b-3 of the Securities Exchange Act, and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

8 NONTRANSFERABILITY OF OPTIONS. An Option granted under this Plan shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

9 PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan.

10 ADJUSTMENTS. In the event the Common Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, reorganization or otherwise), or if the number of outstanding Shares of Common Stock are increased through a stock split or the payment of a stock dividend, then there will be substituted for or added to each Share of Common Stock which is subject to an Option, the number and kind of Shares of securities into which each outstanding Share of Common Stock is changed. Outstanding Options will also be amended as to price and other terms if necessary to reflect the foregoing events. No right to purchase fractional Shares will result from any adjustment in Options pursuant to this Section 11. In case of any such adjustment, the Shares subject to the Option will be rounded down to the nearest whole Share. Notice of any adjustment will be given by the Company to each Optionee which will have been so adjusted and such adjustment (whether or not notice is given) will be effective and binding for all purposes of the Plan. Any other provision hereof to the contrary notwithstanding, in the event the Company is a party to a merger or other reorganization, outstanding Options will be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving Company or its parent, for the continuation by the Company (if the Company is a surviving entity), for accelerated vesting and accelerated expiration, or for settlement in cash.

11 NO OBLIGATION TO CONTINUE. The receipt of this Option does not confer on any Optionee any right to continue as an Employee, Non-Employee Director, or Other Eligible Person for any period.

12 AMENDMENT OR TERMINATION OF PLAN. The Board or Committee may at any time terminate or amend this Plan or any outstanding Option, provided that the Board may not terminate or amend the terms of any outstanding Option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

13 DURATION OF THE PLAN. The Plan will commence on August 11, 2001, upon shareholder approval. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after August 11, 2011, which is the tenth (10th) anniversary of the effective date of this Plan.

14 CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

         14.1 FAIR MARKET VALUE. The "Fair Market Value" of corporate stock will mean the price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock. Such Fair Market Value will be that which has currently or most recently been determined for this purpose by the Board, or at the sole discretion of the Board by an independent appraiser or appraisers selected by the Board, in either case giving due consideration to recent transactions involving Shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such stock and such other matters as the Board or its appraiser or appraisers deem pertinent. The determination by the Board or its appraiser or appraisers of the Fair Market Value will, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen (16) months prior to the day as of which Fair Market Value is being determined, it will in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the Company are available.

         If the Common Stock is listed on an established stock exchange or exchanges, such Fair Market Value may be deemed by the Board to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the Option is granted or if no sale of the Company's Common Stock occurs that day or the Common Stock is not listed on an established stock exchange, the Fair Market Value per Share may be the mean between dealer bid and ask prices of the Common Stock in the New York over-the-counter market on the day the Option is granted, as reported by the National Association Securities Dealers, Inc., or if not reported by said association, by the National Quotation Service, Inc. Subject to the foregoing, the Board and the Committee in fixing the Option price shall have full authority and discretion and be fully protected in doing so.

         14.2 PUBLICLY TRADED. Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the NASD.

         14.3 IMMEDIATE FAMILY. An individual's "Immediate Family" includes only his or her spouse, parents or other ancestors, and children and other direct descendants of that individual or of his or her spouse (including such ancestors and descendants by adoption).